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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts," and to the use of our report dated February 23, 1996, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-10845) and related Prospectus of Transkaryotic Therapies, Inc.


                                          ERNST & YOUNG LLP

Boston, Massachusetts

October 11, 1996